SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 20, 2004

HURRY, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-21486	58-2037452
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box K

Ellijay, Georgia 30540

(Address of Principal Executive Offices)

(706) 636-1060

(Registrant’s telephone number, including area code)

Item 4.	Changes in Registrant’s Certifying Accountant.

On January 20, 2004, Grant Thornton LLP notified Hurry, Inc. (the “Company”) that the client-auditor relationship between the Company and Grant Thornton had ceased. Grant Thornton informed the Company that it was resigning as the Company’s auditors because the Company was in the process of dissolving and was no longer conducting business operations.

Grant Thornton’s last two reports on the financial statements of the Company neither contained an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the past two years and through January 20, 2004, the Company and Grant Thornton have not disagreed on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

During the past two years and through January 20, 2004, Grant Thornton has not advised the Company (a) that the internal controls necessary for the Company to develop reliable financial statements do not exist; (b) that information has come to Grant Thornton’s attention that has led it to no longer be able to rely on management’s representations or that has made it unwilling to be associated with the financial statements prepared by management; (c) of the need to expand significantly the scope of its audit or that information has come to Grant Thornton’s attention that if further investigated might (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified report on those financial statements), or (ii) caused Grant Thornton to be unwilling to rely on management’s representations or be associated with the Company’s financial statements; or (d) that information has come to Grant Thornton’s attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the Grant Thornton’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

Grant Thornton has furnished the Company a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to this Form 8-K.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits:

Exhibit No.	Description
16.1	Letter from Grant Thornton to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HURRY, INC.
(Registrant)

Date: January 23, 2004	By:	/s/ Harry A. Blazer

	Name:	Harry A. Blazer
	Title:	Chairman, President and Chief Executive Officer